NATIONWIDE MUTUAL FUNDS
Nationwide International Index Fund

Supplement dated May 14, 2015
to the Summary Prospectus dated March 1, 2015

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Nationwide International Index Fund

The following changes to the Prospectus are effective immediately:

1. The Fees and Expenses table for the Fund on page 1 of the Summary Prospectus is deleted and restated as follows:

	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.24%	0.24%	0.24%	0.24%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None
Other Expenses1	0.21%	0.14%	0.31%	0.06%
Total Annual Fund Operating Expenses	0.70%	1.38%	1.05%	0.30%
1	“Other Expenses” has been restated to reflect current fees.

2. The Example tables for the Fund on page 2 of the Summary Prospectus are deleted and restated as follows:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$642	$786	$942	$1,395
Class C shares	240	437	755	1,657
Class R shares	107	334	579	1,283
Institutional Class shares	31	97	169	381

	1 Year	3 Years	5 Years	10 Years
Class C shares	$140	$437	$755	$1,657

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE